CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Operating expenses:
Research and development	$ 53,062,374	$ 63,219,537	$ 48,445,173
General and administrative	22,216,704	16,500,875	13,403,332
Total operating expenses	75,279,078	79,720,412	61,848,505
Loss from operations	(75,279,078)	(79,720,412)	(61,848,505)
Other income (expense):
Interest income	195,087	56,843	799,023
Interest expense	(21,357,196)	(3,281,715)
Change in valuation of derivative liability	(683,918)
Change in valuation of warrant liability	412,618	35,457
Total other income (expense), net	(21,433,409)	(3,189,415)	799,023
Net loss attributable to ordinary shareholders	$ (96,712,487)	$ (82,909,827)	$ (61,049,482)
Net loss per share attributable to ordinary shareholders - basic and diluted	$ (1.41)	$ (1.21)	$ (0.90)
Weighted average ordinary shares used in net loss per share attributable to ordinary shareholders - basic and diluted	68,476,149	68,472,262	68,165,325